UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 21, 2007

                            Opexa Therapeutics, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)

             001-33004                                 76-0333165
             ---------                                 ----------
      (Commission File Number)            (I.R.S. Employer Identification No.)

               2635 N. Crescent Ridge Drive
                   The Woodlands, Texas                        77381
                   --------------------                        -----
         (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On June 21, 2007, Registrant reported positive top-line data from its open-label Phase I/II extension clinical trial of the investigational T-cell vaccine, Tovaxin(TM), for multiple sclerosis. A copy of the press release is attached as
Exhibit 99.1.




Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1

The following exhibit is to be filed as part of this 8-K:

Exhibit No.                 Description
-----------                 -----------

99.1                        Press release issued June 21, 2007



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   OPEXA THERAPEUTICS, INC.


                                   By:  /s/ David B. McWilliams
                                        ----------------------------------------
                                        David B. McWilliams, Chief Executive
                                        Officer


DATE:  June 21, 2007

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EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

99.1                        Press release issued June 21, 2007